ICPW Liquidation Corporation Files Joint Plan of Liquidation; Seeks Trading Halt

Sherman Oaks, CA – February 5, 2018 – ICPW Liquidation Corporation (ICPWQ), formerly known as Ironclad Performance Wear Corporation, today announced that the Company and its subsidiary (the Debtors), together with the Official Committee of Equity Security Holders (the OCEH and together with the Debtors, the Plan Proponents), filed a Joint Plan of Liquidation with the U. S. Bankruptcy Court, Central District of California, San Fernando Valley Division. Among other matters, the Joint Plan of Liquidation provides for the cancellation of all outstanding shares of the Company’s common stock, an initial estimated distribution to record holders as of a to-be-determined record date of approximately 11.28 cents per share within 90 days following confirmation of the Joint Plan of Liquidation, and a path to a final distribution to the same record holders within 12 to 24 months following the initial distribution.

While the Joint Plan of Liquidation remains subject to further revision by the Plan Proponents, the Bankruptcy Court has scheduled a hearing on February 12, 2018 to consider the confirmation of the Joint Plan of Liquidation. The Debtors can provide no assurance that the Bankruptcy Court will confirm the Joint Plan of Liquidation at such hearing.

Among other matters, the Joint Plan of Liquidation provides that on its effective date, which will be the first business day at least 15 days following the date of entry of the Bankruptcy Court order confirming the Joint Plan of Liquidation and the satisfaction or waiver by the Plan Proponents of certain conditions to the effectiveness of the Joint Plan of Liquidation, the outstanding shares of the Company’s common stock will be cancelled in exchange for non-transferrable beneficial interests in a trust (the Trust) to be established as of the effective date of the Joint Plan of Liquidation. The purpose of the Trust is, among other matters, to distribute proceeds to holders of beneficial interests in the Trust (the Trust Beneficiaries) and investigate and, if appropriate, pursue all claims and causes of action that belong to the Debtors’ bankruptcy estates that are assigned to the Trust for the benefit of the Trust Beneficiaries.

The Trust Beneficiaries will be holders of record (the Record Holders) of shares of the Company’s common stock as of the date determined in accordance with the Joint Plan of Liquidation (the Record Date). The Company has requested that the Financial Industry Regulatory Authority (FINRA) halt trading in shares of the Company’s common stock, and the Company will advise FINRA of the proposed Record Date not less than 10 days in advance of such date.

Under the Joint Plan of Liquidation, all of the outstanding shares of the Company’s common stock existing on the effective date of the Joint Plan of Liquidation will be cancelled, and the Record Holders who owned shares of the Company’s common stock on the Record Date will become holders of non-transferable beneficial interests in the Trust in exchange for those shares. The Company or the Trustee of the Trust will seek to terminate the Company’s reporting obligations in compliance with federal and state securities laws.

Pursuant to the Joint Plan of Liquidation, the Company’s Board of Directors, acting in its capacity as the administrator of the Company’s 2006 Stock Incentive Plan, as amended (the SIP), will exercise its authority under the SIP to cancel on the date that is two business days prior to the Record Date (the Option Cancellation Date) all outstanding options to purchase shares of the Company’s common stock issued under the SIP without payment of any consideration, and to notify (at least 10 days prior to the Option Cancellation Date) each holder of such outstanding options of such holder’s right to exercise the vested portion of such outstanding options by the earlier of (x) their current expiration date or (y) 5:00 PM Pacific Time on the day prior to the Option Cancellation Date. Subject to the terms of the SIP, the Trustee will recognize all authorized shares of Common Stock issued to holders of Options that have been exercised and fully paid prior to the Option Cancellation Date (the Option Shares) as belonging to Record Holders. The Option Shares will be included in the total of Record Shares to be cancelled as of the Effective Date.

The Company has preliminarily estimated an initial distribution of 11.28 cents per share by the Trustee based upon estimated available funds of $9,659,669 to the Record Holders and cancellation of 85,646,354 Record Shares on the Effective Date. If any of these assumptions proves to be inaccurate, that will necessarily effect on a dollar-for-dollar basis (higher or lower) the amount of the initial distribution to be made to the Record Holders and the availability of one or more secondary distributions. The Company can provide no assurance that the initial distribution from the Trust to Trust Beneficiaries will equal or exceed 11.28 cents per share. The actual amount of the initial distribution from the Trust to Trust Beneficiaries will be determined by the Trustee of the Trust once the Trust is established and funds are transferred to the Trust from and after the Effective Date.

Cautionary Statements

The Company’s stockholders are cautioned that trading in the Company’s securities during the pendency of the Debtors’ voluntary petitions under Chapter 11 of the U. S. Bankruptcy Code (the “Chapter 11 Cases”) is highly speculative and poses substantial risks. Trading prices for shares of the Company’s common stock may bear little or no relationship to the actual recovery, if any, by stockholders under the Joint Plan of Liquidation. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Generally, in bankruptcy cases the debtors are required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials have been prepared or will be prepared according to the requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Company’s consolidated financial statements filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Company believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Company’s securities or for comparison with other financial information filed with the Securities and Exchange Commission.

Most of the Company’s filings with the Bankruptcy Court are and will be available to the public at the offices of the Clerk of the Bankruptcy Court or the websites https://www.pacer.gov or http://www.kccllc.net/ICPW or may be obtained through private document retrieval services. The Company undertakes no obligation to make any further public announcement or issue any update with respect to the documents filed with the Bankruptcy Court or any matters referred to therein.

Information about Forward-Looking Statements

This press release contains forward-looking statements, which include the following subjects, among others: the resolution of the Company’s Chapter 11 cases, the Company’s operations during the pendency of the Chapter 11 cases and distributions upon confirmation of the Joint Plan of Liquidation. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: unanticipated delays related to the filing, announcement or pendency of the Chapter 11 cases, and other information that may be detailed from time-to-time in the Company’s filings with the United States Securities and Exchange Commission and the Bankruptcy Court.

Contact

Geoff Greulich, CEO

(972) 996-5664